EXHIBIT 10.6

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 30, 1999, is made and entered into by and among eGLOBE, INC., a Delaware corporation
("Parent"), and IDX INTERNATIONAL, INC., a Virginia corporation and a wholly owned subsidiary of Parent (collectively, the "Companies"), and EXTL INVESTORS, LLC, a limited liability company organized under the laws of Nevada (the "Investor").

                                   WITNESSETH:

         WHEREAS, eGlobe Financing Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("eGlobe Financing"), IDX Financing Corporation, a Delaware corporation and a wholly owned subsidiary of IDX ("IDX Financing"), and Telekey Financing Corporation, a Delaware corporation and a wholly owned subsidiary of Telekey, Inc., a wholly owned subsidiary of the Parent ("Telekey Financing" and together with eGlobe Financing and IDX Financing, the "Financing Companies"), are issuing and selling to the Investor on the date hereof, and the Investor is purchasing from the Financing Companies, the Financing Companies' 5% Secured Notes (the "Secured Notes") and the Financing Companies are executing and delivering a revolving note based on the balance of accounts receivable (the "A/R Note" and collectively with the Secured Notes, the "Notes"), pursuant to the terms and conditions of the Loan and Note Purchase Agreement dated April 9, 1999 by and among eGlobe Financing, the Parent, and the Investor, as amended by Amendment No. 1 to the Loan and Note Purchase Agreement dated as of the date hereof (as amended, the "Loan and Note Purchase Agreement"); and

         WHEREAS, the Companies are guaranteeing the payment and performance by the Financing Companies of obligations under the Loan and Note Purchase Agreement as more fully set forth in the Guaranty, dated as of June _, 1999 for the benefit of the Investor (the "Guaranty"); and

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given such terms in the Loan and Note Purchase Agreement; and

         WHEREAS, in connection with the purchase and guaranty of the Secured Notes and the issuance of the A/R Note, the Investor desires to obtain from the Companies and the Companies desire to grant to the Investor a security interest in the collateral more particularly described below.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. For the purpose of securing the Obligations (as defined below), each Company hereby grants to the Investor (subject to Section 4(a) hereof) a security interest in all accounts of any Company now or hereafter acquired, including without limitation all present or future accounts receivable, all rights to payment for goods sold or leased or to be sold or leased or for services rendered or to be rendered, whether or not earned by performance, all rights in any merchandise or goods which any of the same may represent, all notes receivables, book debts, notes, bills, drafts, acceptances, choses in action, contract rights, instruments and documents and all sums of money due or to become due thereon and all proceeds thereof and all rights, title, security interests and guarantees with respect to each of the foregoing, in each case only to the extent that the grant by such Company of a security interest pursuant to this Agreement would not violate any Material Contract (as defined in the Loan and Note Purchase Agreement) (collectively, the "Collateral").

         2. THE OBLIGATIONS. The obligations secured hereby shall include (a) the due and punctual payment of all obligations under the Guaranty, (b) all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said obligations and the enforcement and protection of the security interest created hereby and (c) the performance of all obligations under the Guaranty where the failure to perform would constitute an event of default thereunder (collectively, the "Obligations").

         3. REPRESENTATIONS AND WARRANTIES. Each Company represents and warrants as follows:

                  (a) Except as set forth on Schedule 1 hereto, such Company is the owner of the applicable portion of the Collateral and has good and marketable title to such Collateral free and clear of any liens, security interests, claims and encumbrances except for those in favor of the Investor and those previously disclosed in writing to the Investor, contingent or otherwise.

                  (b) The addresses set forth on Schedule 2 hereto are all of the locations of all of the books and records regarding the Collateral.

                  (c) The execution and delivery of this Agreement and the financing statements delivered in connection herewith by the Companies do not conflict with or violate any Law (including, without limitation, any judgment or injunction) applicable to any Company or its assets or properties or any

         Material Contract or security agreement to which any Company is a party or by which its assets or properties are encumbered.

         4. COVENANTS. Each Company covenants and agrees as follows:

                  (a) Except with the prior written consent of the Investor, such Company will not grant or permit to exist any liens or security interests other than (i) those created by this Agreement, and (ii) items described in clauses (ii), (iii) or (iv) of the definition of Permitted Liens in the Loan and Note Purchase Agreement.

                  (b) No Company will change the location of its chief executive office unless it shall have given the Investor prior written notice thereof.

                  (c)  Except  as  contemplated  by the Loan  and Note  Purchase
         Agreement, no Company will sell, exchange or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Investor, unless such sale, exchange or other disposition is on an arm's length basis for fair value and in the ordinary course of business.

                  (d) Such Company will defend the applicable portion of the Collateral against the claims and demands of all persons.

                  (e) Such Company will pay to the Investor all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and such payments shall be made in accordance with the terms of the Guaranty.

                  (f) Such Company will file, and pay all costs of filing, such financing, continuation and termination statements with respect to the security interests created hereby as the Investor may reasonably request, and the Investor is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby.

                  (g) The Company shall deliver to the Investor, on a monthly basis, within 20 days after the end of each month, reports certified by its chief financial officer or treasurer (1) indicating the aggregate amount of accounts receivable of the Companies and the amount of the Collateral as of such month, and (2) confirming that there are no liens or security interests outstanding with respect to the Collateral (or if there are any, indicating the type of lien or security interest and describing the obligation secured). Such reports shall be in a form requested by the Investor and reasonably acceptable to the Companies.

                  (h) Such Company shall take or cause to be taken such further actions, shall execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Investor may reasonably request to effectuate the purposes, terms, and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby or the occurrence of an Event of Default (as defined in the Loan and Note Purchase Agreement).

         5. EVENT OF DEFAULT. The occurrence of an Event of Default under the Loan and Note Purchase Agreement shall constitute an Event of Default hereunder.

         6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence and during the continuation of an Event of Default, the Investor may exercise any and all rights and remedies provided by the Uniform Commercial Code (Texas) or other applicable law, as well as all other rights and remedies possessed by the Investor pursuant to the Guaranty, all of which shall (to the extent permitted by law) be cumulative. Any notice of sale or other intended disposition of the Collateral by the Investor sent to the Companies at the address hereinafter set forth, at least ten (10) days prior to such action, shall constitute reasonable notice to the Companies.

         The Investor may waive any Event of Default before or after the same has been declared without impairing its right to declare a subsequent Event of Default hereunder.

         7. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Investor shall release the security interest created hereby and shall execute and deliver to the Companies such termination statements and other agreements and documents as any Company may reasonably request to evidence such payment and release.

         8. POWER OF ATTORNEY. The Companies hereby constitute the Investor as the Companies' attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to do all acts and things necessary or desirable to enforce the Investor's rights under this Agreement. This power of attorney is coupled with an interest and is irrevocable until all of the Obligations are paid in full.

         9. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail
(postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  (a)      If to the Companies:

                           c/o eGlobe, Inc.
                           2000 Pennsylvania Avenue, NW
                           Suite 4800
                           Washington, DC  20006
                           Telecopier No.:  202-882-8984
                           Attention:  Chairman

                  (b)      If to the Investor:

                           EXTL Investors, LLC
                           850 Cannon, Suite 200
                           Hurst, TX 76054
                           Telecopier No.:  817-428-3899
                           Attention: Ronald Jensen

         10. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         12. ENTIRE AGREEMENT. This Agreement (together with the Schedules delivered pursuant hereto, the Guaranty and the Loan and Note Purchase Agreement, as referred to or incorporated herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

         13. SPECIFIC PERFORMANCE. The transactions contemplated by this Agreement are unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance, provided such party is not in material default hereunder.

         14. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         15. THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         16. FEES AND EXPENSES. Except as otherwise provided for in this Agreement, each party hereto shall pay its own fees, costs and expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.

         17. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         18. CONSENT REQUIRED. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Companies, be amended or compliance therewith may be waived (either generally or in particular instance and either retroactively or prospectively), if the Companies shall have obtained the consent in writing of the Investor.

         19. GOVERNING LAW. All corporate law matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         Notwithstanding the foregoing, it is the intention of the parties that, to the extent local law would govern with respect to Collateral located in a particular jurisdiction, this Agreement shall create a security interest, floating charge or similar grant of rights under such local law with respect to Collateral located in such jurisdiction.

         20. COUNTERPARTS. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Companies and the Investor have caused this Agreement to be executed as of the date first above written.


                                        EGLOBE, INC.

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 2000 Pennsylvania Avenue, NW
                                                 Suite 4800
                                                 Washington, DC  20006


                                        IDX FINANCING CORPORATION

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 11410 Issac Newton Square North
                                                 Suite 101
                                                 Reston, Virginia 20190


                                        EXTL INVESTORS, LLC

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054

                                   SCHEDULE 1

                                Title Exceptions
                                ----------------

         Parent has granted a security interest in a certain account maintained at Norwest Bank Colorado in connection with a Letter of Credit relating to IDX International, Inc.

                                   SCHEDULE 2

                          Location of Books and Records
                          -----------------------------

         The books and records of the Parent are located at:

                  4260 E. Evans Avenue
                  Denver, Colorado 80222

         The books and records of the IDX International, Inc. are located at:

                  11410 Issac Newton Square North, Suite 101
                  Reston, Virginia 20190